SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 30, 2004
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2004, providing for the issuance of the First Horizon Mortgage Pass-Through Trust 2004-AR5, Mortgage Pass-Through Certificates, Series 2004-AR5).

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-110100	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way	75063
Irving, Texas (Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Item 8.01.    Other Events.

Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-110100) filed with the Securities and Exchange Commission (the “Commission”) on October 30, 2003 (the “Registration Statement”), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on August 27, 2004, with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2004-AR5 (the “Offered Securities”).

Pursuant to a Mortgage Loan Purchase Agreement dated as of August 30, 2004 (“MLPA”), by and between First Horizon Home Loan Corporation (“FHHLC”) and First Horizon Asset Securities Inc. (“FHASI”), FHHLC sold four pools of adjustable rate, one-to four-family residential, first lien mortgage loans (the “Mortgage Loans”) to FHASI. A copy of the MLPA is filed herewith as Exhibit 10.1.

On August 30, 2004, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities, consisting of the Class I-A-1, Class II-A-1, Class III-A-1, Class IV-A-1, Class II-A-R, Class B-1, Class B-2 and Class B-3 Certificates, were created pursuant to a Pooling and Servicing Agreement dated as of August 1, 2004 (the “Pooling and Servicing Agreement”) by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

The Offered Securities, having an aggregate principal balance of approximately $250,324,100 have been sold by the Registrant to (i) Citigroup Global Markets Inc. (“Citigroup”) pursuant to an Underwriting Agreement dated as of December 20, 2001 (the “Citigroup Underwriting Agreement”), as supplemented by a Terms Agreement dated as of August 25, 2004, each by and among Citigroup, the Registrant and FHHLC and (ii) UBS Securities LLC (“UBS”) pursuant to an Underwriting Agreement dated as of July 24, 2002 (the “UBS Underwriting Agreement”), as supplemented by a Terms Agreement dated as of August 25, 2004, each by and among UBS, the Registrant and FHHLC. The Citigroup Underwriting Agreement and the UBS Underwriting Agreement have been previously filed with the Commission and are incorporated herein by reference as Exhibit 1.1 and Exhibit 1.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	1.1	Underwriting Agreement December 20, 2001, by and among Citigroup, the Registrant and FHHLC *

	1.2	Underwriting Agreement July 24, 2002, by and among UBS, the Registrant and FHHLC **

	4.1	Pooling and Servicing Agreement dated as of August 1, 2004, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

	10.1	Mortgage Loan Purchase Agreement dated as of August 30, 2004, by and between FHHLC, as Seller, and FHASI, as Purchaser

*	Previously filed with the Commission on January 7, 2002, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-73524)

**	Previously filed with the Commission on August 6, 2002, as Exhibit 1.2 to the Registrant’s Current Report on Form 8-K (No. 333-73524)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

Date: September 1, 2004	By:	/s/ Wade Walker

Wade Walker Senior Vice President - Asset Securitization

Signature Page for Form 8-K (2004-AR5 Issuance of Certificates)

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement December 20, 2001, by and among Citigroup, the Registrant and FHHLC *

1.2	Underwriting Agreement July 24, 2002, by and among UBS, the Registrant and FHHLC **

4.1	Pooling and Servicing Agreement dated as of August 1, 2004, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

10.1	Mortgage Loan Purchase Agreement dated as of August 30, 2004, by and between FHHLC, as Seller, and FHASI, as Purchaser

*	Previously filed with the Commission on January 7, 2002, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-73524)

**	Previously filed with the Commission on August 6, 2002, as Exhibit 1.2 to the Registrant’s Current Report on Form 8-K (No. 333-73524)